Exhibit 10.11

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

LICENSE AGREEMENT No. 16/10/2024-3

Kyiv — 16 October 2024

Limited Liability Company “Autonomous Robotic Systems” (hereinafter, the “Licensor”), represented by Director Serhii Olehovych Kupriienko, acting on the basis of the Charter, on the one part, and Limited Liability Company “Smart Machinery Solutions” (hereinafter, the “Licensee”), represented by Director [***], acting on the basis of the Charter, on the other part (hereinafter together, the “Parties,” and each separately, a “Party”), have entered into this License Agreement No. 16/10/2024-3 dated 16 October 2024 (the “Agreement”) as follows.

SUBJECT OF THE AGREEMENT

Under this Agreement, the Licensor grants the Licensee licenses to software, in the scope defined by this Agreement and its appendices and for the term specified in this Agreement and its appendices (the “Rights”), and the Licensee receives the Rights and undertakes to pay the Licensor a license (lump-sum) fee in the manner and on the terms provided for herein.
The Rights granted hereunder allow use of the software in any manner not prohibited by law and this Agreement, at the Licensee’s discretion. The Licensor grants the Licensee licenses to the software in the quantities specified in the Acceptance–Transfer Act.
The software shall be used for the manufacture of special-purpose equipment—unmanned aerial systems [***], which are manufactured and supplied by the Licensee to [***] under Agreement [***].

LICENSING TERMS

•	Type of Rights granted under this Agreement: licenses to use the software without limitation as to functional purpose (no reproduction of copies).

•	The Licensor warrants that it holds the proprietary intellectual property rights to the software to the extent necessary for execution and proper performance of this Agreement and that such actions do not infringe third-party rights.

•	The Licensee is not prohibited from providing the software for use to other business entities.

•	Within the Rights granted hereunder, the Licensee may use the software without the right to make changes (modifications) or to correct errors.

•	Term of the Rights granted hereunder: perpetual from the date the Parties sign the Acceptance–Transfer Act of the software and the Rights thereto (the “Act”).

•	Territory of the Rights granted hereunder: Ukraine.

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

RIGHTS AND OBLIGATIONS OF THE PARTIES

The Licensee has the right to:

•	Use the software during the term defined herein in any manner at its discretion, subject to Clause 1.3 of the Agreement.

•	Request from the Licensor the provision of technical documentation necessary to enable the Licensee to fully use the software.

•	Grant the software obtained under this Agreement for use by third parties.

•	Exercise other rights provided by the laws of Ukraine and not limited by this Agreement.

The Licensee shall:

•	Accept the software and the Rights thereto under the Act.

•	Pay the Licensor the license (lump-sum) fee for granting the licenses to the software in the manner and amounts specified herein.

•	Notify the Licensor of any known infringements by third parties of the proprietary IP rights to the software.

•	Duly perform other obligations related to performance of this Agreement.

The Licensor has the right to:

•	Require the Licensee to remedy any breaches identified during performance of this Agreement.

•	In case of infringement of proprietary IP rights by the Licensee, demand immediate cessation of such infringement.

•	Use the software in the same field.

•	Exercise other rights provided by the laws of Ukraine.

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

The Licensor shall:

•	Provide the Licensee with access to the software in a condition suitable for its intended functional use, and transfer the Rights to the software under the Act within 5 (five) calendar days from the effective date of this Agreement.

•	Ensure confidentiality of information received from the Licensee and of information concerning the subject of this Agreement and its performance.

•	Duly perform other obligations related to performance of this Agreement.

•	Make every effort to provide technical support as quickly as possible, both during and outside business hours.

•	In case of software issues, strive to meet the following response-time objectives:

a. Software functionality errors:

•	Priority 1 — 4 hours to fix critical errors causing a system crash or major impact on functionality affecting more than one drone;

•	Priority 2 — 24 hours to remedy moderate errors or issues that significantly limit usability and affect only one drone;

•	Priority 3 and below — handled in queue; response times may vary depending on scope and number of issues.

b. Cloud infrastructure errors:

•	Priority 1 — 4 hours to resolve critical cloud-infrastructure problems causing a system crash or serious availability issues affecting multiple drones;

•	Priority 2 — 24 hours to resolve moderate cloud-infrastructure issues that may impact performance but do not cause a complete system outage, affecting only one drone;

•	Priority 3 and below — handled in queue; response times may vary by scope and volume.

The term “error” above refers to instances where the system clearly does not operate as intended and adversely affects the user. This term does not cover cases where the user or Client wishes the system to behave differently while the current behavior is within planned design and the release notes.

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

PROCEDURE FOR TRANSFER AND ACCEPTANCE OF THE SOFTWARE AND THE RIGHTS THERETO

Within 70 (seventy) calendar days from the effective date of this Agreement, and in accordance with its terms, the Licensor shall transfer to the Licensee:

•	access to the software in electronic form via a web resource or on a tangible medium (USB flash drive, etc.);

•	the Rights to use the software (license). The transfer of access to the software and the transfer of the Rights hereunder shall be documented by signing and sealing by the Parties the relevant Act.

PRICE, LICENSE FEE FOR THE SOFTWARE AND SETTLEMENTS

The Agreement Price is [***], including VAT [***].

The price of one license to the software and the Rights thereto is [***], including VAT [***].

Payment by the Licensee to the Licensor shall be made in hryvnias to the Licensor’s current account specified in the details of this Agreement as follows:

•	100% of the Agreement Price shall be transferred by 13.12.2024 (inclusive).

CONFIDENTIALITY

Any information, materials and data, including regarding the activities of either Party, that become known to the other Party in connection with the execution, performance, or termination of this Agreement, as well as all appendices hereto, constitute Confidential Information.

Confidential Information also includes personal data of the Parties’ representatives (employees, contractors, etc.) that may be transferred during performance hereof. The Parties warrant that any personal data transferred have been obtained in accordance with law with proper consent for their transfer. Collection, transfer, processing and other actions with such data in connection with performance hereof shall be carried out in full compliance with Ukrainian legislation on personal data protection, including the Law of Ukraine “On Personal Data Protection.”

Confidential Information may not be disclosed to third parties without the other Party’s prior written consent, except where related to obtaining official permits or documents to perform obligations hereunder or to pay taxes and other mandatory charges, or as otherwise provided by Ukrainian law.

Each Party shall ensure confidentiality of information received from the other Party when performing the contractual obligations.

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

LIABILITY OF THE PARTIES

For non-performance or improper performance of their obligations hereunder, the Parties shall bear liability in accordance with this Agreement and the laws of Ukraine.

A Party shall not be liable for breach of this Agreement if it proves that it took all measures within its control for proper performance.

If, due to the Licensee’s breach of this Agreement, the Licensor’s proprietary IP rights are infringed, the Licensee shall compensate the Licensor for the damages in full, subject to documentary confirmation.

If the Licensor breaches Clause 3.4.5 of the Agreement, at the Licensee’s request the Licensor shall pay [***] of the Contract price for each violation.

FORCE MAJEURE

The Parties shall not be liable for partial or complete non-performance of obligations hereunder if such non-performance results from force majeure. Force majeure means any extraordinary external events arising without the Parties’ fault or will, which could not be foreseen or prevented using ordinary measures (including but not limited to natural disasters; events of biological, technological, or anthropogenic origin; etc.).

Upon the occurrence of force majeure, the time for performance of obligations is postponed for the duration thereof. The affected Party shall notify the other Party in writing of the occurrence, likely duration, and cessation of force majeure. Evidence of such circumstances and their duration shall be properly executed documents issued by duly authorized state bodies or relevant acts of public authorities.

Upon cessation of force majeure, the Parties shall perform their obligations.

Given that this Agreement was concluded during martial law (which by nature is a force majeure circumstance), the Parties agree that this shall not constitute grounds for non-performance or improper performance. Disputes on this matter shall be resolved by the Parties in writing/in court.

DISPUTE RESOLUTION

All disputes and disagreements arising from this Agreement shall be resolved by negotiations.

Any disputes, differences, claims, or demands arising out of or in connection with this Agreement (including its conclusion, performance, termination, invalidity in whole or in part, and any other disputes) which cannot be resolved by negotiations shall be submitted to the Permanent Arbitration Court at the All-Ukrainian Non-Governmental Organization “Union of Investors of Ukraine” (USREOU code: 36885366) in accordance with the Rules of said arbitration court, which form an integral part of this arbitration agreement and with which the Parties are familiar.

The names and addresses of the Parties in the arbitration agreement correspond to those in this Agreement. The place and date of the arbitration agreement correspond to the place and date of this Agreement.

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

TERM OF THE AGREEMENT

This Agreement enters into force upon signing by the Parties’ authorized representatives and is valid until 23.03.2025, but in any case until full performance by the Parties of their obligations hereunder.

Unless otherwise expressly provided herein or by applicable Ukrainian law, this Agreement may be terminated early:

•	by mutual consent, formalized by an agreement on termination, with the Party wishing to terminate giving 30 (thirty) calendar days’ prior written notice;

•	by the Licensor if the Licensee breaches its obligations hereunder, with 14 calendar days’ prior written notice of unilateral termination.

FINAL PROVISIONS

Receipt by the Licensee from the Licensor of services (including but not limited to: configuration that does not modify the software; integration with other software; technical support; user training) requires a separate services agreement.

The Parties mutually recognize electronic documents signed with an electronic signature as equivalent to paper documents signed by hand, and shall exchange electronic documents in accordance with the Laws of Ukraine “On Electronic Documents and Electronic Document Flow” and “On Electronic Trust Services.”

This Agreement is drawn up in Ukrainian in two authentic counterparts of equal legal force, one for each Party.

All legal relations arising from or related to this Agreement (including validity, conclusion, performance, amendment, termination, interpretation, consequences of invalidity or breach) are governed by this Agreement and applicable Ukrainian law, as well as trade customs based on principles of good faith, reasonableness and fairness.

Upon signing this Agreement, all prior negotiations, correspondence, preliminary agreements, letters of intent and any other oral or written arrangements between the Parties on matters related to this Agreement lose legal force, but may be considered when interpreting its terms.

Each Party bears full responsibility for the accuracy of its details and shall timely notify the other Party in writing of any changes; failing which, it bears the risk of adverse consequences.

The Licensee may not assign claims and/or transfer debt arising in connection with this Agreement to any third party without the Licensor’s written consent.

Within the limits of Ukrainian law, the Parties may amend this Agreement by a written addendum, which takes effect upon signing unless otherwise specified therein.

Addenda and appendices are integral parts of this Agreement if made in writing and signed and sealed by the Parties.

Section headings are for convenience only and do not affect interpretation.

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

DETAILS AND SIGNATURES

LICENSOR:

LLC “Autonomous Robotic Systems”
[***]
Corporate income taxpayer on general terms
VAT payer

Director	/s/ S. O. Kupriienko	S. O. Kupriienko

LICENSEE:

Limited Liability Company “Smart Machinery Solutions”
[***]
Corporate income taxpayer on special terms
VAT payer

Director	/s/ [***]	[***]

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

ACCEPTANCE–TRANSFER ACT

of Software, the Rights thereto, and Technical Documentation to LICENSE AGREEMENT No. 16/10/2024-3 dated 16 October 2024

Kyiv — 10.12.2024

LLC “Autonomous Robotic Systems” (the “Licensor”), represented by Director Serhii Olehovych Kupriienko, acting on the basis of the Charter, on the one part, and Limited Liability Company “Smart Machinery Solutions” (the “Licensee”), represented by Director [***], acting on the basis of the Charter, on the other part (together, the “Parties,” and each separately, a “Party”), have executed this Act as follows:

1.	The Licensor transfers, in electronic form via a web resource, and the Licensee accepts into ownership the software and the rights thereto in the amount of [***] licenses.

2.	The software is transferred by the Licensor to the Licensee under the terms of License Agreement No. 16/10/2024-3 dated 16 October 2024 (the “Agreement”).

3.	The Parties agree that each license is perpetual and is transferred for the purpose of the Licensee performing Agreement [***], concluded by the Licensee with [***].

4.	The software is transferred for use by the Licensee at the Licensee’s own discretion and with the rights provided for in the Agreement.

5.	The Rights granted by the Licensor to the Licensee under this Act shall be effective from the date of signing of this Act.

6.	This Act is drawn up in the Ukrainian language in two authentic counterparts, one for each Party; it is an integral part of the Agreement.

LICENSOR:

LLC “Autonomous Robotic Systems”

[***]
Corporate income taxpayer on general terms
VAT payer

Director	/s/ S. O. Kupriienko	S. O. Kupriienko

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

LICENSEE:

Limited Liability Company “Smart Machinery Solutions”

[***]
Corporate income taxpayer on special terms
VAT payer

Director	/s/ [***]	[***]